EXHIBIT 10.1

关于上海茂淞贸易有限公司

之股东协议

SHAREHOLDERS’ AGREEMENT

OF SHANGHAI MAOSONG TRADING CO., LTD.

本《股东协议》（“本协议”）由以下各方于2021年【7】月【13】日签署：

This Shareholders’ Agreement (this "Agreement") is executed by and among the Parties below as of July 13, 2021, in Shanghai, the People’s Republic of China (“China” or “PRC”):

(1)	上海茂淞贸易有限公司，一家依据中国法律有效设立并合法存续的有限责任公司，其统一社会信用代码为：91310115MA1K4AH122（“公司”）；

Shanghai Maosong Trading Co., Ltd., a company with limited liability duly established and legally existing under the laws of PRC, with unified social credit code: 91310115MA1K4AH122 (the “Company”);

(2)	EOS INTERNATIONAL INC., 一家依据英属维尔京群岛（“BVI”）法律有效设立并合法存续的有限责任公司，其公司编号为：1992951（“EOS Int’l”）;以及

EOS INTERNATIONAL INC., a company with limited liability duly established and legally existing under the laws of British Virgin Islands, with company registered number: 1992951 (“EOS Int’l.”); and

(3)	上海企梵企业管理有限公司，一家依据中国法律有效设立并合法存续的有限责任公司，其统一社会信用代码为：91310230MA1JTLNQ0U（“上海企梵”）。

Shanghai Qifan Enterprises Management Co., Ltd., a company with limited liability duly established and legally existing under the laws of PRC, with unified social credit code: 91310230MA1JTLNQ0U (“Shanghai Qifan”).

在本协议中每一方以下单称“一方”、“该方”，合称“各方”，互称“一方”、“其他方”。

In this Agreement, each party shall be referred to as a "Party," or this “Party,” together, the “Parties,” and to each other, “another Party,” or “other Parties.” respectively, and they shall be collectively referred to as the "Parties".

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鉴于：

WHEREAS,

1.	上海茂淞贸易有限公司是一家依照《中华人民共和国公司法》及相关法律、法规设立的有限责任公司，成立于2019年3月1日。

Shanghai Maosong Trading Co., Ltd. is a company with limited liability registered under the Company Law of the PRC and relevant laws and regulations, established on March 1, 2019.

2.	于本协议签署之日，EOS Int’l、上海企梵均为公司股东，其中EOS Int’l持有83.33%的公司股权，对应公司注册资本人民币100,000万元；上海企梵持有16.67%的公司股权，对应公司注册资本人民币20,000万元，公司注册资本合计人民币120,000万元。截至本协议签署之日，EOS Int’l及上海企梵均已全部实缴注册资本。

As of the date of this Agreement, EOS Int’l., Shanghai Qifan are the shareholders the Company, of which EOS Int'l holds 83.33% of the equity interest of the Company corresponding to the registered capital of the Company of RMB100,000,000; Shanghai Qifan holds 16.67% of the equity interest of the Company corresponding to the registered capital of the Company of RMB20,000,000. The total registered capital of the Company is RMB120,000,000. As of the date of this Agreement, both EOS Int'l and Shanghai Qifan have fully paid up their registered capital.

3.	为进一步明确、调整公司股东的权利和义务，各方在此同意签订本协议并通过本协议赋予并认可公司股东应享有的相关的权利、权力或利益。

To further clarify and adjust the rights and obligations of the shareholders of the Company, the Parties hereby agree to enter into this Agreement and confer and recognize the relevant rights, powers or benefits to be enjoyed by the shareholders of the Company through this Agreement.

为此，协议各方本着平等互利的原则，经友好协商，依据《中华人民共和国公司法》、《中华人民共和国民法典》及中国其他有关法律和法规，达成以下协议。

THEREFORE, on the basis of the principle of equality and mutual benefit, the Parties have reached the following agreement through friendly negotiations and in accordance with the Company Law of the PRC, the Civil Code of the PRC, and other relevant laws and regulations of the PRC.

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第一条 表决权委托

Article 1. Voting Proxy

1.1.	不可撤销的表决权委托

Irrevocable Proxy of Voting Rights

上海企梵及EOS Int’l同意，自本协议生效之日起，上海企梵按照本协议的约定，不可撤销地将其所持的全部公司股权（对应注册资本人民币20,000万元，占公司全部股权的16.67%，以下简称“标的股权”）所对应的表决权委托给公司大股东EOS Int’l行使。表决权委托后，EOS Int’l可以实际支配的公司表决权股权合计100%，成为唯一拥有表决权的股东，对公司拥有100%的控制权。

Shanghai Qifan and EOS Int'l agree that, from the effective date of this Agreement, Shanghai Qifan irrevocably delegates the voting rights in relation to its entire equity interest in the Company (corresponding to a registered capital of RMB20,000,000, accounting for 16.67% of the entire equity interest in the Company, hereinafter referred to as the "Target Equity Interest") to EOS Int'l (the “Voting Proxy”), the majority shareholder of the Company, in accordance with this Agreement. Upon creation of Voting Proxy, EOS Int'l has 100% of the voting rights of the Company at its disposal and becomes the only shareholder with voting rights, and has 100% control over the Company.

1.2.	委托期限

Term of Proxy

在上海企梵作为公司股东期间，本协议下的表决权委托不可撤销并持续有效，自本协议生效之日起算。如期间出现下列任一情形的，则表决权委托安排于下列任一情形孰早发生之日终止：

The Voting Proxy under this Agreement shall be irrevocable and continuous during the term when Shanghai Qifan is a shareholder of the Company, commencing from the effective date of this Agreement. Should any of the following event occurs during this term, the Voting Proxy arrangement shall be terminated on the earlier occurrence of the following events:

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1.2.1.	在受制于本第3.1条规定的前提下，上海企梵将其持有的全部标的股权进行转让且该等股权不再登记至其名下之日，如上海企梵转让部分标的股权，则转让后剩余持有的标的股权依然适用本协议关于表决权委托的约定；

Subject to this Article 3.1, Shanghai Qifan transfers all of the Target Equity Interests held and such Target Equity Interests cease to be registered in its name; or, if Shanghai Qifan transfers part of the Target Equity Interests, the remaining Target Equity Interests held after such transfer shall remain subject to this Voting Proxy arrangement;

1.2.2.	因司法执行，全部标的股权不再为上海企梵持有且该等股权不再登记至其名下之日，如上海企梵持有的部分标的股权因被司法执行而不再为其所持有，则上海企梵剩余持有的标的股权依然适用本协议关于表决权委托的约定；

All the Target Equity Interests cease to be held by Shanghai Qifan and be registered in its name due to judicial execution; or, if part of the Target Equity Interests cease to be held by Shanghai Qifan due to judicial execution, the remaining Target Equity Interests shall still be subject to this Voting Proxy arrangement;

1.2.3.	上海企梵及EOS Int’l书面同意解除表决权委托（任何一方不得单方解除表决权委托安排）。

Shanghai Qifan and EOS Int'l agree in writing to release the Voting Proxy (neither party may unilaterally release this Voting Proxy).

1.3.	表决权的内容

The Voting Rights

1.3.1.	在委托期限内，EOS Int’l有权根据本协议的约定按照自己的意志，根据相关法律法规、规范性文件及届时有效的公司章程的约定，行使标的股权对应的表决权，该表决权所涉及内容包括但不限于：

During the term of the Voting Proxy, EOS Int'l shall be entitled to exercise the voting rights corresponding to the Target Equity Interest on its own will in accordance with this Agreement and the relevant laws and regulations, regulatory documents, and the Articles of Association of the Company in force at the time. The voting rights shall include, but not be limited to:

（1）	依法请求、召集、召开和出席公司股东会；

Requesting, convening, holding, and attending shareholders' meetings of the Company in accordance with the law;

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（2）	提交包括提名、推荐、选举或罢免董事、监事、高级管理人员在内的股东提议或议案及其他议案；

Submitting shareholder proposals or motions regarding the nomination, recommendation, election or dismissal of directors, supervisors and senior management;

（3）	对所有根据相关法律法规、规范性文件及公司章程规定需要股东会讨论、决议的事项行使表决权；

Exercising the right to vote on all matters requiring discussion and resolution at shareholders' meetings in accordance with relevant laws and regulations, regulatory documents, and the Articles of Association of the Company;

（4）	代为行使表决权，并签署相关文件，对股东会每一审议和表决事项代为投票。

Exercising voting rights on behalf of shareholders and signing relevant documents, and voting on behalf of shareholders on each matter to be considered and voted on at the shareholders' meeting.

1.3.2.	在履行本协议期间，因公司增减资、公积金转增、送股、拆分股权、配股等情形导致公司注册资本发生变化的，本协议项下标的股权应相应调整（下同），此时，本协议自动适用于调整后的标的股权，该等股权的表决权已自动全权委托给EOS Int’l行使。

If, during the period of performance of this Agreement, the registered capital of the Company changes as a result of capital increase or decrease, conversion of capital reserves, share distribution, share split, share allotment, etc., the Target Equity Interests under this Agreement shall be adjusted accordingly (the same as below), in which case this Agreement shall automatically apply to the adjusted Target Equity Interests, and the voting rights of such Target Equity Interests shall be automatically and fully delegated to EOS Int'l.

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1.4.	表决权的行使

The Exercise of Voting Proxy

1.4.1.	该表决权委托系全权委托，EOS Int’l将代为参加公司股东会的表决，且对公司的各项议案，EOS Int’l可自行行使表决权且无需在具体行使该等表决权时另行取得上海企梵的授权。但若因监管机关或其他第三方的需要，上海企梵应根据EOS Int’l的要求配合出具相关文件以确保EOS Int’l实现本协议项下表决权委托的目的。

The Voting Proxy is a discretionary proxy whereby EOS Int'l will participate in the voting at the Company's shareholders' meetings on behalf of EOS Int'l and EOS Int'l may exercise its own voting rights on the Company's motions without obtaining separate authorization from Shanghai Qifan for the specific exercise of such voting rights. However, if required by regulatory authorities or other third parties, Shanghai Qifan shall cooperate with EOS Int'l in issuing relevant documents at EOS Int'l's request to ensure that EOS Int'l achieves the purpose of the Voting Proxy under this Agreement.

1.4.2.	上海企梵将就EOS Int’l行使委托权利提供充分的协助，包括在必要时（例如，为满足包括但不限于政府部门审批、登记、备案所需报送文件之要求）及时签署相关法律文件。

Shanghai Qifan shall provide adequate assistance to EOS Int'l in exercising its Voting Proxy, including signing relevant legal documents in a timely manner when necessary (e.g. to meet the requirements for submission of documents including but not limited to governmental approval, registration and filing).

1.4.3.	在任何情况下，上海企梵不应就EOS Int’l行使本协议项下受托权利而被要求向其或任何第三方承担任何责任或任何经济上的或其他方面的补偿或赔偿。

In no event shall EOS Int'l be held liable to Shanghai Qifan or any third party for any liability or any compensation or indemnity, financial or otherwise, in connection with the exercise of EOS Int'l's Voting Proxy under this Agreement.

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第二条 一致行动安排

Article 2. Act-in-Concert Arrangement

2.1.	基于本协议第一条，自本协议生效之日起，上海企梵即成为EOS Int’l的一致行动人。上海企梵同意，如根据届时有效的公司章程，上海企梵有权委派公司董事的，则上海企梵委派董事在公司董事会就任何事项进行表决时均与EOS Int’l委派董事采取一致行动，并保持投票的一致性。在遵守忠实义务和勤勉义务的前提下，上海企梵应充分尊重EOS Int’l委派董事的意愿，按照EOS Int’l委派董事的意见进行表决。

Based on Article 1 of this Agreement, Shanghai Qifan shall become a party acting in concert with EOS Int'l as of the effective date of this Agreement. Shanghai Qifan agrees that if Shanghai Qifan is entitled to appoint director(s) of the Company under the Articles of Association then in effect, the appointed director(s) of Shanghai Qifan will act in concert with the appointed director(s) of EOS Int'l in voting on any matter by the Board of Directors of the Company to maintain the consistency of voting. Subject to the obligation of fidelity and diligence, Shanghai Qifan shall fully respect the wishes of EOS Int'l's appointed directors and vote in accordance with the opinions of EOS Int'l's appointed directors.

2.2.	一致行动安排的期限与本协议第1.2条约定的表决权委托安排的期限一致。

The term of this act-in-concert arrangement shall be consistent with the term of the Voting Proxy as stipulated in Article 1.2 of this Agreement.

第三条 独家购买权

Article 3. Exclusive Option to Purchase

3.1.	权利授予

Grant of Option

3.1.1.	上海企梵同意授予EOS Int’l一项在此不可撤销、无条件且独占和排他的股权购买权，EOS Int’l有权以该等购买权在中国法律允许的范围内，按照EOS Int’l自行决定的行使步骤，并按照本协议第3.3条所述的购买价格，随时一次或多次从上海企梵处受让其所持有的全部和/或部分标的股权（无论上海企梵的出资额或持股比例将来是否发生变化，下同）（“独家购买权”）。

Shanghai Qifan agrees to grant EOS Int'l an irrevocable, unconditional, exclusive option to purchase the Target Equity Interests, and EOS Int'l shall be entitled to use such purchase option to acquire all and/or part of the Target Equity Interests held by Shanghai Qifan (regardless of any future changes in the amount of Shanghai Qifan's capital contribution or shareholding, hereinafter the “Exclusive Option to Purchase”) at any time, at one or more times and at the purchase price set forth in Article 3.3 of this Agreement, to the extent permitted by the PRC laws and in accordance with the procedures determined by EOS Int'l in its sole discretion.

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3.1.2.	EOS Int’l在每一次权利行使时，可以亲自或通过其指定的第三方（与EOS Int’l合称为“受让人”）受让部分或全部的标的股权。非经EOS Int’l事先书面同意，除受让人以外，任何第三人均不得享有标的股权的购买权或其他与标的股权有关的权利。

EOS Int'l may, upon each exercise of the option, acquire part or all of the Target Equity Interest in person or through a third party designated by EOS Int'l (together with EOS Int'l, the "Transferees"). No third party other than the Transferees shall have the right to purchase the Target Equity Interest or any other rights in relation to the Target Equity Interest without the prior written consent of EOS Int'l.

3.1.3.	EOS Int’l同意接受独家购买权；并且，公司特此同意上海企梵向EOS Int’l授予独家购买权。

EOS Int'l agrees to accept the Exclusive Option to Purchase; and, the Company hereby agrees the grant of the Exclusive Option to Purchase to EOS Int'l by Shanghai Qifan.

3.1.4.	基于本第三条独家购买权的授予，上海企梵不得将其持有的任何标的股权直接或间接进行出售、赠予、质押、设定产权负担或以其它方式加以处分。并且，上海企梵承诺，如需偿还任何第三方债务，将优先以上海企梵的其他资产进行清偿，并将采取任何必要措施避免其所持有的全部和/或部分标的股权因生效判决而被强制执行。

Based on the grant of the Exclusive Option to Purchase in this Article 3, Shanghai Qifan shall not sell, give, pledge, encumber or otherwise dispose of any of the Target Equity Interests held, directly or indirectly. Furthermore, Shanghai Qifan undertakes that it will give priority to other assets of Shanghai Qifan to settle any third-party debt and will take any necessary measures to avoid the enforcement of all and/or part of the Target equity interests held as a result of an effective judgment.

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3.2.	行使方式

Manner of Exercise

3.2.1.	EOS Int’l在中国法律和法规允许的范围内，有绝对的权利以决定独家购买权行使的具体时间、方式及次数。

EOS Int'l shall have the absolute right to determine the specific time, manner and frequency of the exercise of the Exclusive Option to Purchase, to the extent permitted by the laws and regulations of the PRC.

3.2.2.	EOS Int’l在中国法律和法规允许的范围内，有权在任何时候要求上海企梵向受让人转让公司股权。

EOS Int'l is entitled to request Shanghai Qifan to transfer the Target Equity Interest to the Transferee at any time, to the extent permitted by the laws and regulations of the PRC.

3.2.3.	EOS Int’l在每一次权利行使时，都有权独自决定上海企梵应向受让人转让的公司股权的数量。上海企梵应按EOS Int’l要求转让的公司股权数量转让给受让人。受让人在权利行使时应向上海企梵支付对应的购买价格。

EOS Int'l shall have the right to determine, at its sole discretion, the amount of Target Equity Interests that Shanghai Qifan shall transfer to the Transferee upon each exercise of the Exclusive Option to Purchase. Shanghai Qifan shall transfer to the Transferee the amount of Target Equity Interest of the Company as required by EOS Int'l. The Transferee shall pay the respective purchase price to Shanghai Qifan at the time of exercise of the Exclusive Option to Purchase.

3.2.4.	EOS Int’l在每次权利行使之前，应向上海企梵或公司发出行使独家购买权的通知（"行权通知"）。上海企梵在收到行权通知后，应在 5个工作日或EOS Int’l要求的其他时间内根据本协议的规定并按照行权通知的要求向受让人转让EOS Int’l要求转让的公司股权。

EOS Int'l shall give a notice of the exercise of the Exclusive Purchase Right ("Notice of Exercise") to Shanghai Qifan or the Company prior to the each exercise of Exclusive Option to Purchase. Upon receipt of the Notice of Exercise, Shanghai Qifan shall, within five (5) business days or such other time as EOS Int'l may require, transfer to the Transferee the Target Equity Interest as requested by EOS Int'l in accordance with this Agreement and the requirements set forth in the Notice of Exercise.

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3.3.	购买价格

Purchase Price

3.3.1.	EOS Int’l在每一次行使股权购买权时向上海企梵支付的购买价格应为以下二者中的较低者∶（1）上海企梵就被购买的公司股权而向公司所实际出资的金额；（2）中国法律所允许的最低价格。

The purchase price to be paid by EOS Int'l to Shanghai Qifan upon each exercise of the Excluive Option to Purchase shall be the lower of (1) the amount of actual contribution of Shanghai Qifan to the Company in respect of the Target Equity Interest, or (2) the minimum price permitted under the PRC laws.

3.3.2.	如果在EOS Int’l行权时中国法律要求评估公司股权的价值，各方通过诚信原则另行商定，并在评估基础上对购买价格进行必要调整，以符合当时适用之任何中国法律之要求。

If, at the time of the exercise of the Exclusive Option to Purchase, an appraisal of the value of the Company's equity interest is required under the PRC laws, the Parties shall agree separately, in good faith, and on the basis of such appraisal, to make adjustments to the purchase price, if necessary, to comply with the requirements of then-applicable PRC laws.

3.3.3.	上海企梵及EOS Int’l同意，上海企梵在收取购买价格后，应将购买价格转交给EOS Int’l的海外母公司EOS Inc.。

Shanghai Qifan and EOS Int'l agree that, Shanghai Qifan shall, upon receipt of the purchase price, transfer the purchase price to EOS Int'l's overseas parent company, EOS Inc.

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第四条 股权收益权

Article 4. Rights to Equity Interest Proceeds

4.1.	权利转让

Transfer of Proceed Rights

4.1.1.	上海企梵同意，自本协议生效之日起，将其合法持有的标的股权对应之收取任何股权收益的权利（“股权收益权”）转让给EOS Int’l，其中，股权收益权包括但不限于获取以下收益的权利：

Shanghai Qifan agrees to transfer to EOS Int'l, starting from the effective date of this Agreement, the right to receive any proceeds from the Target Equity Interest ("Equity Proceed Right"), wherein the Equity Proceed Right includes, but is not limited to, the right to receive the following proceeds:

（1）	标的股权（包括因送股、公积金转增、拆分股权、配股等而形成的派生股权，下同）在任何情形下的卖出收入；

The proceeds from the sale of the Target Equity Interest (including derived equity interests resulting from share grants, conversions of capital reserves, share splits, share allotment, etc., hereinafter the same) in any circumstance;

（2）	公司解散或清算后上海企梵因持有标的股权所应取得的剩余财产；

The residual proceeds to be acquired by Shanghai Qifan as a result of holding the Target Equity Interest after the dissolution or liquidation of the Company;

（3）	若上海企梵根据法律、行政法规、规章的规定、司法机关的裁决或本协议约定，依法对外转让或以其他方式处置受让标的股权，则EOS Int’l享有处置受让标的股权所应该获得的收益的权利。

If Shanghai Qifan transfers or otherwise disposes of the Target Equity Interest in accordance with the PRC laws, administrative rules and regulations, judicial rulings, or this Agreement, EOS Int'l shall have the right to the proceeds that should be obtained from the disposal of the Target Equity Interest.

4.1.2.	自本协议生效之日起，EOS Int’l享有上述全部标的股权的收益权，上海企梵不再享有标的股权的收益权。

Starting from the effective date of this Agreement, EOS Int'l shall enjoy the right to receive all the above-mentioned proceeds in relation to the Target Equity Interest, and Shanghai Qifan shall no longer enjoy such right.

4.2.	转让对价

Consideration of Transfer

EOS Int’l同意，EOS Int’l应促使其海外母公司EOS Inc.在2021年【8】月【15】日前，授予与上海企梵同属一个实际控制人的海外公司世界资本控股股份有限公司（World Capital Holding Ltd.）【1,500万】股之EOS Inc.【普通股】，作为股权收益权转让之对价（“转让对价”）。

EOS Int'l agrees that, EOS Int'l shall cause its overseas parent company, EOS Inc., to grant to World Capital Holding Ltd., an overseas company with the same beneficial owner as Shanghai Qifan, fifteen million common shares of EOS Inc., by August 15, 2021. Ltd., as consideration for the transfer of the Equity Proceed Rights (“Consideration of Transfer”).

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4.3.	转让完成

Completion of Transfer

4.3.1.	上海企梵及EOS Int’l同意，股权收益权转让完成之条件如下：

Shanghai Qifan and EOS Int'l agree that the conditions for the completion of the Transfer of Equity Proceed Rights are as follows:

（1）	本协议已签署生效；

This Agreement has been signed and become effective;

（2）	海外母公司EOS Inc.已在本协议规定的期限内授予世界资本控股股份有限公司（World Capital Holding Ltd.）【1,500万】股之EOS Inc.【普通股】；

EOS Inc., the overseas parent company, has granted its fifteen (15) million common shares World Capital Holding Ltd. within the term specified in this Agreement;

（3）	EOS Inc.已根据EOS Inc.公司所在地的法律法规办理相应的股份发行登记手续，向世界资本控股股份有限公司出具股权证明书。

EOS Inc. has registered its newly issued shares in accordance with the laws and regulations of the place where EOS Inc. is registered and issued a share certificate to World Capital Holding Ltd.

4.3.2.	股权收益权转让完成后，EOS Int’l有权享有作为股权收益权人根据本协议享有相应的股权收益，并应自行承担股权收益权项下的风险。

Upon the completion of the transfer of the Equity Proceed Rights, EOS Int'l shall be entitled to enjoy the relevant Equity Proceed Rights as the holder of such rights under this Agreement, and shall bear its own risks under the Equity Proceed Rights.

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第五条 股权质押

Article 5. Equity Interest Pledge

5.1.	出质及担保范围

The Pledge and Its Scope

上海企梵同意，将其现有的或将有的标的股权权益（“质权”）质押给EOS Int’l，以担保上海企梵于本协议项下的责任与义务，以确保为EOS Int’l能够完全行使其于本协议项下的委托权利、独家购买权、股权收益权。

Shanghai Qifan agrees to pledge its existing or any prospective Target Equity Interests to EOS Int'l (the "Pledge") to secure Shanghai Qifan's obligations and liabilities under this Agreement, and to ensure the full exercise of EOS Int'l in relation to the voting proxy, and Exclusive Option to Purchase, and Equity Proceed Rights.

5.2.	质押期限

Term of Pledge

股权质押的期限与本协议第1.2条约定的表决权委托安排的期限一致。

The term of the Pledge shall be the same as the term of the Voting Proxy arrangement set forth in Article 1.2 of this Agreement.

5.3.	出质登记

Registration of the Pledge

5.3.1.	上海企梵与公司应在本协议生效之日起【3】个工作日内，将本第五条的质权登记在公司的股东名册上，并自本协议生效之日起的【10】个工作日内向相应的工商行政管理机关申请办理出质登记手续。

Shanghai Qifan and the Company shall register the Pledge under this Article 5 in the register of shareholders of the Company within [3] business days from the effective date of this Agreement, and apply for registration of the Pledge with the relevant administrative authorities for industry and commerce within [10] business days from the effective date of this Agreement.

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5.3.2.	各方共同确认，为办理股权质押工商登记手续，各方应将本协议或者一份按照公司所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（“工商登记质押合同”）提交给公司登记主管部门，工商登记质押合同中未约定事项，仍以本协议约定为准。上海企梵和公司应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Parties jointly confirm that, for the purpose of the pledge registration with industrial and commerce administration authorities, the Parties shall submit this Agreement or an equity pledge contract in the form required by the relevant industrial and commerce administration authorities in the place that the Company is located, which truly reflects the information of the Pledge under this Agreement (“Industrial and Commerce Pledge Registration Contract”) to the industrial and commercial administration authorities. Matters not agreed in the Industrial and Commerce Pledge Registration Contract shall be subject to this Agreement. Shanghai Qifan and the Company shall submit all necessary documents and complete all necessary procedures in accordance with the PRC laws and the requirements of the relevant industrial and commerce administration authorities, to ensure that the Pledge is registered as soon as possible after the application is submitted.

5.3.3.	如因公司登记主管部门的原因而未能完成股权出质登记，上海企梵及公司承诺：一旦公司登记主管部门同意予以办理出质登记，其将尽最大努力及时申请办理出质登记。

If the registration of the Pledge is not completed because of the relevant administrative authority, Shanghai Qifan and the Company undertake that once the relevant administrative authority agrees to register the Pledge, they will make their best efforts to apply for the registration of the Pledge in a timely manner.

5.4.	质权凭证的保管

Custody of Records of the Pledge

在本协议生效之日起的【3】个工作日内，上海企梵应将公司向其出具的股权出资证明书交付EOS Int’l保管，公司亦应将记载有股权出质信息的股东名册交付给EOS Int’l。EOS Int’l将在本协议规定的质押期间一直保管此等文件。

Within [3] business days from the effective date of this Agreement, Shanghai Qifan shall deliver to EOS Int'l for safekeeping the certificate of equity contribution issued by the Company, and the Company shall deliver to EOS Int'l the register of shareholders with the information of the Pledge. EOS Int'l shall keep these documents for the term of the Pledge under this Agreement.

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第六条 陈述、保证与承诺

Article 6. Representations, Warranties, and Covenants

6.1.	EOS Int’l的陈述、保证与承诺

Representations, Warranties and Covenants of EOS Int'l

6.1.1.	其是根据英属维尔京群岛法律合法设立并有效存续的有限责任公司；

EOS Int’l is a limited liability company legally established and validly existing under the laws of the British Virgin Islands.

6.1.2.	其拥有充分的能力、权利、权力和授权签署本协议，并履行其在本协议项下的权利与义务；

EOS Int’l has full capacity, right, and authority to enter into this Agreement and to perform its rights and obligations hereunder.

6.1.3.	其对本协议的签署与履行不会与下列事项冲突或相违背：(i)其章程性文件，(ii)由其作为相对方的合同、安排或义务，或者(iii)届时有效的法律法规及规范性文件；

EOS Int’l execution and performance of this Agreement will not conflict with or be inconsistent with (i) its charter documents, (ii) contracts, arrangements or obligations to which it is a party, or (iii) laws, regulations and regulatory documents then in force.

6.1.4.	其承诺依据相关法律法规、届时有效的公司章程及本协议约定行使委托权利。

EOS Int’l undertakes to exercise its Voting Proxy in accordance with the relevant laws and regulations, its articles of association in force at the time, and this Agreement.

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6.2.	上海企梵的陈述、保证与承诺

Representations, Warranties and Covenants of Shanghai Qifan

6.2.1.	其是根据中华人民共和国法律合法设立并有效存续的有限责任公司；

Shanghai Qifan is a limited liability company legally established and validly exsisting under the PRC laws.

6.2.2.	其拥有充分的能力、权利、权力签署本协议，并履行其在本协议项下的权利与义务；

Shanghai Qifan has full capacity, right, and authority to enter into this Agreement and to perform its rights and obligations hereunder.

6.2.3.	其对本协议的签署与履行不会与下列事项冲突或相违背：(i)由其作为相对方的合同、安排或义务，或者(ii)届时有效的法律法规及规范性文件；

Shanghai Qifan’s execution and performance of this Agreement will not conflict with or be inconsistent with (i) its charter documents, (ii) contracts, arrangements or obligations to which it is a party, or (iii) laws, regulations and regulatory documents then in force.

6.2.4.	其承诺EOS Int’l能够根据本协议及届时有效的公司章程完全、充分地行使委托权利；

Shanghai Qifan undertakes to exercise its Voting Proxy in accordance with the relevant laws and regulations, its articles of association in force at the time.

6.2.5.	除了本协议创设的股权质押、表决权委托、独家购买权、股权收益权以外，其未曾在标的股权上设置其他任何权利负担，也未向任何第三方质押、出让或转让其在标的股权中的任何利益；

Shanghai Qifan has not placed any other encumbrances on the Target Equity Interest, nor has it pledged, ceded or transferred to any third party any of its interests in the Target Equity Interest, other than the Pledge, Voting Proxy, Exclusive Option to Purchase, and Equity Proceed Rights in this Agreement.

6.2.6.	未曾就标的股权委托本协议主体之外的第三方行使本协议约定的委托权利；

Shanghai Qifan has not entrusted a third party other than the party of this Agreement to exercise the Voting Proxy agreed herein in respect of the Target Equity Interest.

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6.2.7.	未经EOS Int’l事先书面同意，上海企梵不享有单方面撤销委托、终止或解除本协议的权利；

Shanghai Qifan does not have the right to unilaterally revoke the Voting Proxy, terminate or cancel this Agreement without the prior written consent of EOS Int'l.

6.2.8.	未经EOS Int’l事先书面同意，上海企梵不得增持公司股权（公司配股、送股、公积金转增、拆股等情况除外）。

Shanghai Qifan shall not increase its shareholding in the Company without the prior written consent of EOS Int'l, except for the Company's share allotment, share distributions, conversions of capital reserves, share split, etc.

第七条 违约责任

Article 7. Liabilities for Default

7.1.	如果一方未按照本协议的规定履行其在本协议项下的任何义务，则该方即属违反本协议。

A Party shall be deemed in breach of this Agreement if it fails to perform any of its obligations under this Agreement.

7.2.	如果由于一方（此时称“违约方”）违反本协议，致使未违约的本协议当事方（此时称“履约方”）蒙受任何损失，违约方除了应立即停止违约行为、继续履行本协议项下的全部义务和责任外，还应赔偿所造成的全部直接及间接损失（包括但不限于因违约而支付或损失的诉讼费、保全费、执行费、律师费和合理差旅费等），并应当采取相应措施，使履约方免受任何进一步的损害。

If, as a result of a breach of this Agreement by a Party (hereinafter referred to as the “Defaulting Party”), the non-breaching Party to this Agreement (hereinafter referred to as the "Non-Defaulting Party") suffers any loss, the Defaulting Party shall, in addition to immediately ceasing the breach and continuing to perform all of its obligations and be liable for breach under this Agreement, shall compensate the Non-Defaulting Party for all direct and indirect losses caused (including but not limited to litigation costs, preservation costs, enforcement costs, attorney's fees and reasonable travel costs paid), and shall take measures to save the Non-Defaulting Party from any further damage.

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第八条 适用法律与争议的解决

Article 8. Applicable Law and Dispute Resolution

8.1.	适用法律

Applicable Law

本协议的订立、效力、解释、履行、修订和终止以及争议的解决均适用中国正式公布及可公开取得的法律。

The execution, effectiveness, interpretation, performance, amendment, termination, and dispute resolution of this Agreement shall be governed by the PRC laws that are duly published and publicly available in China.

8.2.	争议解决

Dispute Resolution

各方同意，凡因本协议引起的或与本协议有关的任何争议，均应提交上海仲裁委员会按照该会仲裁规则进行仲裁。仲裁裁决是终局的，对各方当事人均有约束力。

The Parties agree that any dispute arising out of or in connection with this Agreement shall be submitted to arbitration by the Shanghai Arbitration Commission in accordance with the arbitration rules of the Commission. The arbitral award shall be final and binding on the Parties.

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第九条 生效及其它

Article 9. Effectiveness and Miscellaneous

9.1.	生效

Effectiveness

9.1.1.	本协议构成各方就本协议涉及事项和内容达成的完整协议，并取代各方此前关于本协议涉及事项和内容达成的任何协议、谅解备忘录、陈述或其他义务（无论以书面或口头形式，包括各类沟通形式），且本协议（包括其修改协议或修正）包含了各方就本协议项下事项的唯一和全部协议。

This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter and content hereof, and supersede any prior agreements, memoranda of understanding, representations or other obligations (whether in writing or orally, including communications of any kind) between the Parties with respect to the subject matter and content hereof. Further, this Agreement, including any modifications or amendments thereto, shall contain the sole and entire agreement of the Parties with respect to the subject matter hereof.

9.1.2.	本协议于各方签署、盖章之日生效。

This Agreement shall become effective upon the signing and/or sealing of each Party.

9.2.	继续有效

Continuation of Validity

各方在第七条（违约责任）及第八条（适用法律与争议的解决）中的约定在本协议期满或终止和公司解散后继续有效。

Article 7 (Liability for Default) and Article 8 (Applicable Law and Dispute Resolution) shall survive upon the expiration or termination of this Agreement and the dissolution of the Company.

9.3.	协议转让

Assignment of This Agreement

除非本协议另有规定，未经其他方书面同意，任何一方不得转让其在本协议中的权利或义务。

Unless otherwise provided in this Agreement, no Party may assign its rights or obligations under this Agreement without the written consent of the other Parties.

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9.4.	可分割性

Severability

若本协议中的任何一项或多项规定，根据任何适用的法律在任何一方面被裁定为无效、不合法或不可执行，本协议其余条款的有效性、合法性和可执行性并不因此在任何方面受影响或受损害。各方应通过诚意磋商，努力以有效的条款取代那些无效、不合法或不可执行的条款，而该等有效的条款所产生的经济效果应尽可能与那些无效、不合法或不可执行的条款所产生的经济效果相似。

If any one or more provisions of this Agreement shall be deemed invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect thereby. The Parties shall endeavor, through good faith negotiations, to replace those invalid, illegal or unenforceable provisions with valid provisions, and the economic effect of such valid provisions shall be as similar as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5.	弃权

Waiver

一方放弃本协议的任何权利，需该方签署有关书面文件方可生效。任何一方没有行使或延迟行使本协议项下的任何权利、权力或补救措施，不应视为弃权，而任何一次行使或部分行使有关权利、权力或补救措施，也不妨碍进一步行使有关权利、权力或补救措施或行使任何其他权利、权力或补救措施。在不限制上述规定的情况下，任何一方对任何其他方违反本协议的任何规定作出豁免，不应视为对日后违反该条规定或本协议的任何其他规定也作出豁免。

A waiver by a Party of any of its rights hereunder shall be effective only if such Party signs a written instrument to that effect. The failure of any Party to exercise or delay in exercising any right, power or remedy under this Agreement shall not be deemed a waiver, nor shall any single exercise or partial exercise of such right, power or remedy preclude the further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, a waiver by any Party of any breach of any provision of this Agreement by any other Part(ies) shall not be deemed a waiver of any subsequent breach of that provision or any other provisions of this Agreement.

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9.6.	与工商登记文件的关系

Relationship to Business Registration Documents

如届时公司在工商机关备案的公司章程、决议以及为股权质押之目的而提交的质权合同与本协议的约定存在冲突，或者本协议规定了公司章程、决议、质权合同中未约定的事项，则各方同意应当以本协议的规定为准，任何一方不得就此提出任何抗辩。

If there is any conflict between the Articles of Association, the resolution(s) and the Industrial and Commerce Pledge Registration Contract filed by the Company for the purpose of register the Pledge with the relevant industrial and commercial authorities, and the provisions of this Agreement, or if this Agreement provides for matters not agreed in the Articles of Association, the resolution(s) or the Industrial and Commerce Pledge Registration Contract, the Parties agree that this Agreement shall prevail and no Party shall raise any defense in this regard.

9.7.	份数

Number of Copies

本协议正本一式叁（3）份，各份具有同等法律效力。

This Agreement is executed in three (3) copies, each of which shall have the same legal effect.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

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[本页无正文，为《关于上海茂淞贸易有限公司之股东协议》签署页]

[THIS IS THE SIGNATURE PAGE OF SHAREHOLDERS’ AGREEMENT OF SHANGHAI MAOSONG TRADING CO., LTD.]

此证，本协议的每一方已亲自或促使其正式授权的代表于文首所载的日期签订本协议，以昭信守。

IN WITNESS WHEREOF, each Party of this Agreement has executed, or caused its respectively duly authorized representative to execute, this Agreement as of the date first above written.

上海茂淞贸易有限公司（盖章）

Shanghai Maosong Trading Co., Ltd. (SEALED)

签字：

Signed by: /s/ Yucheng Yang

姓名：楊禹橙

Name: Yucheng Yang

职务：法定代表人

Title: Legal Representative

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[本页无正文，为《关于上海茂淞贸易有限公司之股东协议》签署页]

[THIS IS THE SIGNATURE PAGE OF SHAREHOLDERS’ AGREEMENT OF SHANGHAI MAOSONG TRADING CO., LTD.]

此证，本协议的每一方已亲自或促使其正式授权的代表于文首所载的日期签订本协议，以昭信守。

IN WITNESS WHEREOF, each Party of this Agreement has executed, or caused its respectively duly authorized representative to execute, this Agreement as of the date first above written.

EOS INTERNATIONAL INC. (SEALED)

签字：

Signed by: /s/ Hexiang Yang

姓名：杨贺翔

Name: Hexiang Yang

职务：董事

Title: Director

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[本页无正文，为《关于上海茂淞贸易有限公司之股东协议》签署页]

[THIS IS THE SIGNATURE PAGE OF SHAREHOLDERS’ AGREEMENT OF SHANGHAI MAOSONG TRADING CO., LTD.]

此证，本协议的每一方已亲自或促使其正式授权的代表于文首所载的日期签订本协议，以昭信守。

IN WITNESS WHEREOF, each Party of this Agreement has executed, or caused its respectively duly authorized representative to execute, this Agreement as of the date first above written.

上海企梵企业管理有限公司（盖章）

Shanghai Qifan Enterprises Management Co., Ltd. (SEALED)

签字：

Signed by: /s/ Yanping Sheng

姓名：盛延平

Name: Yanping Sheng

职务：法定代表人

Title: Legal Representative

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